Filed pursuant to Rule 497(e)under the
                                       Securities Act of 1933, as amended.
                                                         File No. 33-47287
                                                         File No. 811-6637


                                THE BRINSON FUNDS

                                  SUPPLEMENT TO
                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 11, 1998


The following information supplements and supersedes any contrary information contained in the Trust's Statement of Additional Information. Delete the third complete paragraph in the section entitled "Investment Restrictions," and replace it with the following:

      (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Global Bond Fund or the U.S.
            Large Capitalization Equity Fund).


                   The date of this supplement is April 7, 1998.

a:bfs498.txt